SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 27, 2009
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                            BellaVista Capital, Inc.
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             (Exact name of registrant as specified in its charter)


          Maryland                 0-30507                        94-3324992
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(State or other jurisdiction    (Commission                    (IRS Employer
    of incorporation)           File Number)                 Identification No.)


                15700 Winchester Blvd, Los Gatos, CA       95030
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (650) 328-3060
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                                       N/A
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          (Former name or former address, if changed since last report)




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Item 2.02.  Results of Operations and Financial Condition.

On March 27, 2009, the registrant mailed a letter to its shareholders. A copy of the letter is attached to this report as Exhibit 20.1.

The letter attached to this report as Exhibit 20.1 contains forward-looking statements. All statements other than statements of historical fact may be forward-looking statements. These include statements regarding the registrant's future financial results, operating results, business strategies, projected costs and capital expenditures, products, competitive positions, and plans and objectives of management for future operations. Forward-looking statements may be identified by the use of words such as "may," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "intend" and "continue," or the negative of these terms, and include the assumptions that underlie such statements. The registrant's actual results could differ materially from those expressed or implied in these forward-looking statements as a result of various risks and uncertainties, including those set forth in the registrant's annual report on Form 10-K for the year ended September 30, 2008 under Item 1, "Description of Business - Risk Factors." All forward-looking statements in the letter attached to this report are based on information available to the registrant as of the date hereof and the registrant assumes no obligation to update any such statements.


Item 9.01.   Financial Statements and Exhibits

Exhibit 20.1      Letter to Shareholders dated March 27, 2009


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   March 27, 2009                BellaVista Capital, Inc.



                                       By: /s/ WILLIAM OFFENBERG
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                                       Name: William Offenberg
                                       Title: Chief Executive Officer